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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest reported event):  January 29, 2001

                             AMERISTAR CASINOS, INC.
             (Exact name of registrant as specified in its charter)


             Nevada                          0-22494                        88-0304799
(State or other jurisdiction of      (Commission File Number)      (IRS Employer Identification
 incorporation or organization)                                              Number)


3773 Howard Hughes Parkway, Suite 490 South
Las Vegas, Nevada                                                              89109
(Address of principal executive offices)                                    (Zip Code)


                                 (702) 567-7000
              (Registrant's telephone number, including area code)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

       (a) On January 29, 2001, Ameristar Casino Las Vegas, Inc. ("ACLV"), a wholly owned subsidiary of Ameristar Casinos, Inc. (the "Company"), completed the sale of substantially all its assets to a subsidiary of Station Casinos, Inc. ("Station") for an aggregate sales price of approximately $71.8 million in cash (the "Disposition"). To the Company's knowledge, there is no material relationship between the purchasers and the Company or any of its affiliates, any directors or officers of the Company, or any associate of any such director or officer. The Disposition was made pursuant to the Asset Purchase Agreement dated as of October 17, 2000 among the Company, ACLV, Station and Lake Mead Station, Inc. A copy of the press release announcing the completion of the Disposition is attached hereto as Exhibit 99.1.

ITEM 5. OTHER EVENTS

       On February 2, 2001, the Company successfully completed a private placement of 10 3/4% Senior Subordinated Notes due 2009 in the aggregate principal amount of $380 million. A copy of the press release describing the basic terms and purpose of the private placement is attached hereto as Exhibit 99.2.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

       (b) Pro forma financial information.

       Pro forma financial information as of September 30, 2000 for the nine months ended September 30, 2000 and the twelve months ended December 31, 1999 relating to the Disposition, the Company's acquisition of two Missouri properties from Station, and the financing transactions relating thereto was filed in the Company's current report on form 8-K dated January 12, 2001 as Exhibits 99.2 and 99.3, which Exhibits are incorporated herein in their entirety by this reference.

       (c) Exhibits. The Exhibits listed below are incorporated herein in their entirety.

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
Exhibit No.                  Description
-----------                  -----------
99.1                         January 29, 2001 press release of the Company.

99.2                         February 2, 2001 press release of the Company.
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the undersigned Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AMERISTAR CASINOS, INC.


February 5, 2001                   By:   /s/ Gordon R. Kanofsky
(Date)                                   ---------------------------------------
                                         Gordon R. Kanofsky
                                         Senior Vice President of Legal Affairs



Exhibit Number        Description of Exhibit                                Method of Filing
99.1                  January 29, 2001 press release of the Company.        Filed
                                                                            electronically
                                                                            herewith

99.2                  February 2, 2001 press release of the Company.        Filed
                                                                            electronically
                                                                            herewith


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